Results of Westcore Special Shareholder Meeting –

Record Date: December 19, 2007

Meeting Date: February 13, 2007

Proposal 1 (All Funds within Westcore Trust): To elect and re-elect the nominees below as Trustees:

	Result of Shareholder Vote	“For” Votes	“Against” Votes	“Withhold/Abstain” Votes	“Non-Vote”
Jack D. Henderson	Re-elected	114,298,645	0	1,921,785	0
Mary K. Anstine	Re-elected	114,449,024	0	1,177,406	0
Vernon L. Hendrickson	Elected	114,367,028	0	1,853,402	0
James B. O’Boyle	Re-Elected	114,313,398	0	1,907,032	0
Rick A. Pederson	Elected	114,381,096	0	1,839,334	0
Robert L. Stamp	Re-Elected	114,312,596	0	1,907,834	0
Janice M. Teague	Elected	114,356,365	0	1,864,065	0

These seven Trustees are all of the Trustees of the Trust now in office.

Results of Westcore Special Shareholder Meeting –

Record Date: December 19, 2007

Initial Meeting Date: February 13, 2007

Final Meeting Date: April 17, 2007

Proposal 2 (results for Westcore Blue Chip Fund): To standardize, simplify, modernize, and in some instances eliminate, fundamental investment restrictions of such fund:

	Result of Shareholder Vote	“For” Votes	“Against” Votes	“Withhold/Abstain” Votes	“Non-Vote”
2A. Modify Borrowing and Senior Securities Restriction	Passed	3,066,550	23,128	15,026	175,151
2B. Modify Commodities and Eliminate Oil, Gas & Minerals Restriction	Passed	3,065,005	27,789	11,910	175,151
2C. Modify Concentration Restriction	Passed	3,066,857	25,545	12,302	175,151
2D. Modify Diversification Restriction	Passed	3,069,706	24,506	10,492	175,151
2E. [Not applicable to this fund]	-	-	-	-	-
2F. Modify Loans and Repurchase Agreements Restriction	Passed	3,068,297	26,037	10,370	175,151
2G. Modify Real Estate Restriction	Passed	3,067,227	26,494	10,983	175,151
2H. Modify Underwriting Restriction	Passed	3,068,611	25,110	10,983	175,151
2I. Eliminate Margin Purchases and Short Sales Restriction	Passed	3,064,988	27,407	12,309	175,151
2J. Eliminate Controlled Companies Restriction	Passed	3,068,063	24,596	12,044	175,151
2K. Eliminate Other Investment Companies Restriction	Passed	3,067,919	24,765	12,019	175,151
2L. Eliminate Written or Sold Derivatives Restriction	Passed	3,062,913	29,482	12,309	175,151

Results of Westcore Special Shareholder Meeting –

Record Date: December 19, 2007

Initial Meeting Date: February 13, 2007

Final Meeting Date: April 17, 2007

Proposal 2 (results for Westcore Colorado Tax-Exempt Fund): To standardize, simplify, modernize, and in some instances eliminate, fundamental investment restrictions of such fund:

	Result of Shareholder Vote	“For” Votes	“Against” Votes	“Withhold/Abstain” Votes	“Non-Vote”
2A. Modify Borrowing and Senior Securities Restriction	Passed	2,372,832	84,498	474,782	163,717
2B. Modify Commodities and Eliminate Oil, Gas & Minerals Restriction	Passed	2,805,626	86,927	39,559	163,717
2C. Modify Concentration Restriction	Passed	2,824,674	70,681	36,757	163,717
2D. [Not applicable to this fund]	-	-	-	-	-
2E. Eliminate Diversification Restriction	Passed	2,828,726	63,828	39,559	163,717
2F. Modify Loans and Repurchase Agreements Restriction	Passed	2,816,417	76,137	39,559	163,717
2G. Modify Real Estate Restriction	Passed	2,827,019	68,337	36,757	163,717
2H. Modify Underwriting Restriction	Passed	2,810,814	84,540	36,757	163,717
2I. Eliminate Margin Purchases and Short Sales Restriction	Passed	2,671,365	223,990	36,757	163,717
2J. Eliminate Controlled Companies Restriction	Passed	2,803,060	92,294	36,757	163,717
2K. Eliminate Other Investment Companies Restriction	Passed	2,822,191	73,165	36,757	163,717
2L. Eliminate Written or Sold Derivatives Restriction	Passed	2,661,280	234,074	36,757	163,717

Results of Westcore Special Shareholder Meeting –

Record Date: December 19, 2007

Initial Meeting Date: February 13, 2007

Final Meeting Date: April 17, 2007

Proposal 2 (results for Westcore Flexible Income Fund): To standardize, simplify, modernize, and in some instances eliminate, fundamental investment restrictions of such fund:

	Result of Shareholder Vote	“For” Votes	“Against” Votes	“Withhold/Abstain” Votes	“Non-Vote”
2A. Modify Borrowing and Senior Securities Restriction	Passed	12,860,113	360,631	483,589	6,664,218
2B. Modify Commodities and Eliminate Oil, Gas & Minerals Restriction	Passed	12,766,110	449,638	488,585	6,664,218
2C. Modify Concentration Restriction	Passed	12,754,407	383,156	566,768	6,664,218
2D. Modify Diversification Restriction	Passed	12,855,413	375,360	473,557	6,664,218
2E. [Not applicable to this fund]	-	-	-	-	-
2F. Modify Loans and Repurchase Agreements Restriction	Passed	12,810,131	412,191	482,011	6,664,218
2G. Modify Real Estate Restriction	Passed	12,774,448	381,781	548,104	6,664,218
2H. Modify Underwriting Restriction	Passed	12,814,200	386,495	503,637	6,664,218
2I. Eliminate Margin Purchases and Short Sales Restriction	Passed	12,690,380	518,815	495,138	6,664,218
2J. Eliminate Controlled Companies Restriction	Passed	12,750,426	463,345	490,560	6,664,218
2K. Eliminate Other Investment Companies Restriction	Passed	12,793,235	427,586	483,511	6,664,218
2L. Eliminate Written or Sold Derivatives Restriction	Passed	12,700,374	499,275	504,682	6,664,218

Results of Westcore Special Shareholder Meeting –

Record Date: December 19, 2007

Initial Meeting Date: February 13, 2007

Final Meeting Date: April 17, 2007

Proposal 2 (results for Westcore Growth Fund): To standardize, simplify, modernize, and in some instances eliminate, fundamental investment restrictions of such fund:

	Result of Shareholder Vote	“For” Votes	“Against” Votes	“Withhold/Abstain” Votes	“Non-Vote”
2A. Modify Borrowing and Senior Securities Restriction	Not Passed	7,565,198	205,826	315,533	8,663,069
2B. Modify Commodities and Eliminate Oil, Gas & Minerals Restriction	Not Passed	7,360,706	404,790	321,061	8,663,069
2C. Modify Concentration Restriction	Not Passed	7,387,439	375,259	323,860	8,663,069
2D. Modify Diversification Restriction	Not Passed	7,550,620	225,888	310,048	8,663,069
2E. [Not applicable to this fund]	-	-	-	-	-
2F. Modify Loans and Repurchase Agreements Restriction	Not Passed	7,547,936	211,037	327,583	8,663,069
2G. Modify Real Estate Restriction	Not Passed	7,396,554	361,027	328,976	8,663,069
2H. Modify Underwriting Restriction	Not Passed	7,347,553	400,608	338,395	8,663,069
2I. Eliminate Margin Purchases and Short Sales Restriction	Not Passed	7,327,549	428,168	330,838	8,663,069
2J. Eliminate Controlled Companies Restriction	Not Passed	7,359,639	398,937	327,980	8,663,069
2K. Eliminate Other Investment Companies Restriction	Not Passed	7,541,080	227,787	317,689	8,663,069
2L. Eliminate Written or Sold Derivatives Restriction	Not Passed	7,512,027	253,899	320,630	8,663,069

Results of Westcore Special Shareholder Meeting –

Record Date: December 19, 2007

Initial Meeting Date: February 13, 2007

Final Meeting Date: April 17, 2007

Proposal 2 (results for Westcore International Frontier Fund): To standardize, simplify, modernize, and in some instances eliminate, fundamental investment restrictions of such fund:

	Result of Shareholder Vote	“For” Votes	“Against” Votes	“Withhold/Abstain” Votes	“Non-Vote”
2A. Modify Borrowing and Senior Securities Restriction	Passed	1,236,454	14,896	16,110	144,090
2B. Modify Commodities and Eliminate Oil, Gas & Minerals Restriction	Passed	1,216,175	37,878	13,407	144,090
2C. Modify Concentration Restriction	Passed	1,231,411	20,087	15,963	144,090
2D. Modify Diversification Restriction	Passed	1,236,059	15,439	15,963	144,090
2E. [Not applicable to this fund]	-	-	-	-	-
2F. Modify Loans and Repurchase Agreements Restriction	Passed	1,235,929	15,421	16,110	144,090
2G. Modify Real Estate Restriction	Passed	1,235,979	15,371	16,110	144,090
2H. Modify Underwriting Restriction	Passed	1,235,950	15,400	16,110	144,090
2I. Eliminate Margin Purchases and Short Sales Restriction	Passed	1,234,149	17.347	15,963	144,090
2J. Eliminate Controlled Companies Restriction	Passed	1,231,692	19,805	15,963	144,090
2K. Eliminate Other Investment Companies Restriction	Passed	1,232,079	19,419	15,963	144,090
2L. Eliminate Written or Sold Derivatives Restriction	Passed	1,232,332	19,164	15,963	144,090

Results of Westcore Special Shareholder Meeting –

Record Date: December 19, 2007

Initial Meeting Date: February 13, 2007

Final Meeting Date: April 17, 2007

Proposal 2 (results for Westcore Mid-Cap Value Fund): To standardize, simplify, modernize, and in some instances eliminate, fundamental investment restrictions of such fund:

	Result of Shareholder Vote	“For” Votes	“Against” Votes	“Withhold/Abstain” Votes	“Non-Vote”
2A. Modify Borrowing and Senior Securities Restriction	Passed	1,984,286	529,190	53,542	363,362
2B. Modify Commodities and Eliminate Oil, Gas & Minerals Restriction	Passed	1,982,806	531,352	52,860	363,362
2C. Modify Concentration Restriction	Passed	1,982,678	530,918	53,425	363,362
2D. Modify Diversification Restriction	Passed	1,987,432	525,928	53,661	363,362
2E. [Not applicable to this fund]	-	-	-	-	-
2F. Modify Loans and Repurchase Agreements Restriction	Passed	2,468,204	45,626	53,189	363,362
2G. Modify Real Estate Restriction	Passed	1,986,246	526,618	54,156	363,362
2H. Modify Underwriting Restriction	Passed	1,984,327	529,488	53,205	363,362
2I. Eliminate Margin Purchases and Short Sales Restriction	Passed	1,983,605	530,255	53,160	363,362
2J. Eliminate Controlled Companies Restriction	Passed	1,980,842	532,771	53,407	363,362
2K. Eliminate Other Investment Companies Restriction	Passed	2,461,408	51,716	53,896	363,362
2L. Eliminate Written or Sold Derivatives Restriction	Passed	2,457,920	54,977	54,122	363,362

Results of Westcore Special Shareholder Meeting –

Record Date: December 19, 2007

Initial Meeting Date: February 13, 2007

Final Meeting Date: April 17, 2007

Proposal 2 (results for Westcore MIDCO Growth Fund): To standardize, simplify, modernize, and in some instances eliminate, fundamental investment restrictions of such fund:

	Result of Shareholder Vote	“For” Votes	“Against” Votes	“Withhold/Abstain” Votes	“Non-Vote”
2A. Modify Borrowing and Senior Securities Restriction	Passed	10,133,554	90,018	600,505	822,333
2B. Modify Commodities and Eliminate Oil, Gas & Minerals Restriction	Passed	10,126,268	95,813	601,994	822,333
2C. Modify Concentration Restriction	Passed	10,135,373	91,384	597,319	822,333
2D. Modify Diversification Restriction	Passed	10,154,617	73,165	596,293	822,333
2E. [Not applicable to this fund]	-	-	-	-	-
2F. Modify Loans and Repurchase Agreements Restriction	Passed	10,137,375	89,594	597,105	822,333
2G. Modify Real Estate Restriction	Passed	10,148,168	77,716	598,190	822,333
2H. Modify Underwriting Restriction	Passed	10,143,124	79,528	601,423	822,333
2I. Eliminate Margin Purchases and Short Sales Restriction	Passed	10,130,569	95,540	597,966	822,333
2J. Eliminate Controlled Companies Restriction	Passed	10,145,533	79,900	598,642	822,333
2K. Eliminate Other Investment Companies Restriction	Passed	10,129,348	97,013	597,715	822,333
2L. Eliminate Written or Sold Derivatives Restriction	Passed	10,119,306	105,781	598,987	822,333

Results of Westcore Special Shareholder Meeting –

Record Date: December 19, 2007

Initial Meeting Date: February 13, 2007

Final Meeting Date: April 17, 2007

Proposal 2 (results for Westcore Plus Bond Fund): To standardize, simplify, modernize, and in some instances eliminate, fundamental investment restrictions of such fund:

	Result of Shareholder Vote	“For” Votes	“Against” Votes	“Withhold/Abstain” Votes	“Non-Vote”
2A. Modify Borrowing and Senior Securities Restriction	Not Passed	28,703,152	910,748	1,528,072	25,540,691
2B. Modify Commodities and Eliminate Oil, Gas & Minerals Restriction	Not Passed	28,667,118	931,677	1,543,178	25,540,691
2C. Modify Concentration Restriction	Not Passed	28,723,070	869,977	1,548,924	25,540,691
2D. Modify Diversification Restriction	Not Passed	28,748,394	880,278	1,513,297	25,540,691
2E. [Not applicable to this fund]	-	-	-	-	-
2F. Modify Loans and Repurchase Agreements Restriction	Not Passed	28,682,336	913,253	1,546,382	25,540,691
2G. Modify Real Estate Restriction	Not Passed	28,819,074	795,014	1,527,882	25,540,691
2H. Modify Underwriting Restriction	Not Passed	28,738,550	837,975	1,565,448	25,540,691
2I. Eliminate Margin Purchases and Short Sales Restriction	Not Passed	28,538,581	1,047,318	1,556,070	25,540,691
2J. Eliminate Controlled Companies Restriction	Not Passed	28,667,306	909,309	1,565,355	25,540,691
2K. Eliminate Other Investment Companies Restriction	Not Passed	28,733,852	838,413	1,569,706	25,540,691
2L. Eliminate Written or Sold Derivatives Restriction	Not Passed	28,524,750	1,046,176	1,571,045	25,540,691

Results of Westcore Special Shareholder Meeting –

Record Date: December 19, 2007

Initial Meeting Date: February 13, 2007

Final Meeting Date: April 17, 2007

Proposal 2 (results for Westcore Select Fund): To standardize, simplify, modernize, and in some instances eliminate, fundamental investment restrictions of such fund:

	Result of Shareholder Vote	“For” Votes	“Against” Votes	“Withhold/Abstain” Votes	“Non-Vote”
2A. Modify Borrowing and Senior Securities Restriction	Passed	601,727	25,975	18,363	234,382
2B. Modify Commodities and Eliminate Oil, Gas & Minerals Restriction	Passed	604,902	22,192	18,971	234,382
2C. Modify Concentration Restriction	Passed	601,189	26,513	18,363	234,382
2D. [Not applicable to this fund]	-	-	-	-	-
2E. [Not applicable to this fund]	-	-	-	-	-
2F. Modify Loans and Repurchase Agreements Restriction	Passed	602,785	24,521	18,759	234,382
2G. Modify Real Estate Restriction	Passed	603,765	23,937	18,363	234,382
2H. Modify Underwriting Restriction	Passed	599,733	27,198	19,134	234,382
2I. Eliminate Margin Purchases and Short Sales Restriction	Passed	599,922	27,484	18,658	234,382
2J. Eliminate Controlled Companies Restriction	Passed	600,524	21,838	23,703	234,382
2K. Eliminate Other Investment Companies Restriction	Passed	600,504	22,449	23,112	234,382
2L. Eliminate Written or Sold Derivatives Restriction	Passed	598,766	28,472	18,826	234,382

Results of Westcore Special Shareholder Meeting –

Record Date: December 19, 2007

Initial Meeting Date: February 13, 2007

Final Meeting Date: April 17, 2007

Proposal 2 (results for Westcore Small-Cap Opportunity Fund): To standardize, simplify, modernize, and in some instances eliminate, fundamental investment restrictions of such fund:

Proposals:	Result of Shareholder Vote	“For” Votes	“Against” Votes	“Withhold/Abstain” Votes	“Non-Vote”
2A. Modify Borrowing and Senior Securities Restriction	Passed	261,222	19,482	4,944	65,133
2B. Modify Commodities and Eliminate Oil, Gas & Minerals Restriction	Passed	261,398	19,305	4,944	65,133
2C. Modify Concentration Restriction	Passed	261,224	19,293	5,130	65,133
2D. Modify Diversification Restriction	Passed	261,260	19,051	5,335	65,133
2E. [Not applicable to this fund]	-	-	-	-	-
2F. Modify Loans and Repurchase Agreements Restriction	Passed	262,078	18,492	5,076	65,133
2G. Modify Real Estate Restriction	Passed	260,768	19,802	5,076	65,133
2H. Modify Underwriting Restriction	Passed	260,766	19,805	5,076	65,133
2I. Eliminate Margin Purchases and Short Sales Restriction	Passed	260,613	19,959	5,076	65,133
2J. Eliminate Controlled Companies Restriction	Passed	262,078	18,492	5,076	65,133
2K. Eliminate Other Investment Companies Restriction	Passed	261,656	19,047	4,944	65,133
2L. Eliminate Written or Sold Derivatives Restriction	Passed	261,272	19,300	5,076	65,133

Results of Westcore Special Shareholder Meeting –

Record Date: December 19, 2007

Initial Meeting Date: February 13, 2007

Final Meeting Date: April 17, 2007

Proposal 2 (results for Westcore Small-Cap Value Fund): To standardize, simplify, modernize, and in some instances eliminate, fundamental investment restrictions of such fund:

	Result of Shareholder Vote	“For” Votes	“Against” Votes	“Withhold/Abstain” Votes	“Non-Vote”
2A. Modify Borrowing and Senior Securities Restriction	Passed	1,952,180	111,752	24,288	254,079
2B. Modify Commodities and Eliminate Oil, Gas & Minerals Restriction	Passed	1,936,717	85,623	65,878	254,079
2C. Modify Concentration Restriction	Passed	1,937,705	85,840	64,675	254,079
2D. Modify Diversification Restriction	Passed	1,935,637	86,375	66,206	254,079
2E. [Not applicable to this fund]	-	-	-	-	-
2F. Modify Loans and Repurchase Agreements Restriction	Passed	1,911,017	110,996	66,206	254,079
2G. Modify Real Estate Restriction	Passed	1,924,985	97,027	66,206	254,079
2H. Modify Underwriting Restriction	Passed	1,910,533	111,480	66,206	254,079
2I. Eliminate Margin Purchases and Short Sales Restriction	Passed	1,925,026	97,314	65,878	254,079
2J. Eliminate Controlled Companies Restriction	Passed	1,914,114	107,898	66,206	254,079
2K. Eliminate Other Investment Companies Restriction	Passed	1,911,251	110,761	66,206	254,079
2L. Eliminate Written or Sold Derivatives Restriction	Passed	1,935,190	86,823	66,206	254,079